Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 840,950,000
Previously Paid Amount	0
Total Fee Amount	128,749.45
Total Offset Amount	0
Net Fee	$ 128,749.45